UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

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Precigen, Inc.

(Exact name of registrant as specified in its charter)

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Virginia	001-36042	26-0084895
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20374 Seneca Meadows Parkway	20876
Germantown, Maryland	(Zip Code)
(Address of principal executive offices)

(Registrant’s telephone number, including area code): (301) 556-9900

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PGEN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 9, 2022, Precigen, Inc. (the “Company”) held the 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”). At the 2022 Annual Meeting, the Company’s shareholders (i) elected each of the persons listed below as a director for a one-year term, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, (iii) approved a non-binding advisory resolution approving the compensation of the named executive officers, (iv) approved an amendment to the Precigen, Inc. Amended and Restated 2013 Omnibus Incentive Plan to increase the number of shares of common stock which may be subject to awards thereunder by 10 million and (v) approved an amendment to the Precigen, Inc. 2019 Incentive Plan for Non-Employee Service Providers to increase the number of shares of common stock which may be subject to awards thereunder by 7 million.

Proposal 1 -Election of Directors

	For	Against	Abstain	Broker Non-Votes
Randal Kirk	117,767,363	5,415,051	151,182	35,897,368
Cesar Alvarez	115,198,628	7,963,075	171,893	35,897,368
Steven Frank	117,514,226	5,649,335	170,035	35,897,368
Vinita Gupta	117,310,332	5,852,594	170,670	35,897,368
Fred Hassan	116,756,913	6,394,061	182,622	35,897,368
Jeffrey Kindler	116,432,490	6,729,277	171,829	35,897,368
Dean Mitchell	102,833,623	20,329,388	170,585	35,897,368
Helen Sabzevari	121,150,581	2,007,507	175,508	35,897,368
Robert Shapiro	117,149,222	6,015,351	169,023	35,897,368
James Turley	115,307,446	7,860,337	165,813	35,897,368

Proposal 2 - Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022.

For	Against	Abstain	Broker Non-Votes
154,887,985	4,026,951	316,028	-

Proposal 3 - Non-binding Advisory Resolution Approving the Compensation of the Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
95,256,025	26,635,629	1,441,942	35,897,368

Proposal 4 – Approval of an amendment to the Precigen, Inc. Amended and Restated 2013 Omnibus Incentive Plan to increase the number of shares of common stock which may be subject to awards thereunder by 10 million.

For	Against	Abstain	Broker Non-Votes
120,552,423	2,643,242	137,931	35,897,368

Proposal 5 – Approval of an amendment to the Precigen, Inc. 2019 Incentive Plan for Non-Employee Service Providers to increase the number of shares of common stock which may be subject to awards thereunder by 7 million.

For	Against	Abstain	Broker Non-Votes
107,552,260	15,615,198	166,138	35,897,368

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECIGEN, INC.

Date:	June 14, 2022	By:	/s/ Donald P. Lehr
			Name:	Donald P. Lehr
			Title:	Chief Legal Officer